UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 25, 2025

Mercer Bancorp, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-56575	92-3452469
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1100 Irmscher Blvd, Celina, Ohio		45822
(Address of Principal Executive Offices)		(Zip Code)

(419) 586-5158
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Mercer Bancorp, Inc. (the “Company”) was held on February 25, 2025. The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 22, 2025.  All proposals were approved by the Company’s stockholders.  The final results of the vote on each matter submitted to a vote of stockholders are as follows:

1.	The following individuals were elected as directors of the Company, each for a three-year term or until their successor is duly elected and qualified, by the following vote:

	For	Withhold	Broker Non-Votes

Michael J. Boley	535,748	53,782	117,856
Kristin M. Fee	538,365	51,165	117,856

2.	The Mercer Bancorp, Inc. 2025 Equity Incentive Plan was approved by the following vote:

For	Against	Abstentions

536,337	30,886	13,343

3.	The appointment of S.R. Snodgrass, P.C. to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025 was ratified by the following vote:

For	Against	Abstentions

670,591	36,741	54

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

10
Mercer Bancorp, Inc. 2025 Equity Incentive Plan (incorporated by reference to Appendix A to the proxy statement for the Annual Meeting of Stockholders filed with the Securities and
Exchange Commission on January 22, 2025 (File No. 000-56575))

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER BANCORP, INC.

Date: February 26, 2025	By:	/s/ Alvin B. Parmiter
Alvin B. Parmiter
President and Chief Executive Officer